UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 17, 2022

MID-AMERICA APARTMENT COMMUNITIES, INC.

(Exact name of registrant as specified in its charter)

Tennessee	001-12762	62-1543819
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6815 Poplar Avenue, Suite 500
Germantown, Tennessee	38138
(Address of Principal Executive Offices)	(Zip Code)

(901) 682-6600

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.01 per share (Mid-America Apartment Communities, Inc.)	MAA	New York Stock Exchange
8.50% Series I Cumulative Redeemable Preferred Stock, $.01 par value per share (Mid-America Apartment Communities, Inc.)	MAA*I	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.07 Submission of Matters to a Vote of Security Holders.

On May 17, 2022, the registrant held its 2022 Annual Meeting of Shareholders. The following matters were submitted to a vote of the shareholders of record as of March 11, 2022 through the solicitation of proxies:

1.
To elect twelve directors to serve until the 2023 Annual Meeting of Shareholders and until their successors have been duly elected and qualified;
2.
To provide an advisory (non-binding) vote to approve compensation of the registrant’s named executive officers; and
3.
To ratify Ernst & Young LLP as the registrant’s independent registered public accounting firm for 2022.

All twelve nominees were elected to serve until the 2023 Annual Meeting of Shareholders and until their successors have been duly elected and qualified. The results of the election were as follows:

	For	Against	Abstain	Broker Non-Votes
H. Eric Bolton, Jr.	85,900,248	10,841,212	3,750,694	5,517,030
Alan B. Graf, Jr.	92,988,333	7,425,652	78,169	5,517,030
Toni Jennings	98,193,641	2,219,166	79,347	5,517,030
Edith Kelly-Green	100,044,916	399,357	47,881	5,517,030
James K. Lowder	97,645,378	2,759,541	87,235	5,517,030
Thomas H. Lowder	99,448,306	956,616	87,232	5,517,030
Monica McGurk	98,213,387	2,199,082	79,685	5,517,030
Claude B. Nielsen	90,406,067	9,890,624	195,463	5,517,030
Philip W. Norwood	90,395,162	10,036,305	60,687	5,517,030
W. Reid Sanders	97,956,664	2,454,637	80,853	5,517,030
Gary Shorb	97,262,458	3,154,368	75,328	5,517,030
David P. Stockert	99,575,867	827,650	88,637	5,517,030

The advisory (non-binding) vote to approve the compensation of named executive officers was in favor of executive compensation. The results of the vote were as follows:

For	Against	Abstain	Broker Non-Votes
89,313,316	11,063,312	115,526	5,517,030

Ernst & Young LLP was ratified to serve as the registrant’s independent registered public accounting firm for 2022. The results of the vote were as follows:

For	Against	Abstain	Broker Non-Votes
102,949,514	3,011,240	48,430	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MID-AMERICA APARTMENT COMMUNITIES, INC.

Date:	May 18, 2022	/s/Albert M. Campbell, III
Albert M. Campbell, III
Executive Vice President and Chief Financial Officer
(Principal Financial Officer)